UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)  February 25, 2005
                                                    ----------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                     1-12386                              13-3717318
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            (Commission File Number)           (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
               New York, New York                                  10119-4015
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Potential Portfolio Acquisition
-------------------------------

        Purchase and Sale Agreement

On February 25, 2005, Lexington Corporate Properties Trust (the "Trust") entered into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") to purchase a portfolio of twenty seven (27) properties (the "Properties") from affiliates of Wells Real Estate Investment Trust, Inc. (the "Sellers"). None of the Sellers are affiliated with the Trust. The portfolio consists of twenty four
(24) office properties, two (2) industrial properties and one (1) office/research and development properties. None of the Properties is currently encumbered by mortgage or similar financing. The total purchase price is approximately $786.0 million.

In connection with the execution of the Purchase and Sale Agreement, the Trust paid a deposit of $40.5 million to the Sellers, which will be applied to the purchase price. Under the Purchase and Sale Agreement, the Trust is required to pay certain closing costs including attorneys' fees, title insurance premiums for "extended" coverage and all endorsements as to all owner's title insurance policies issued to the Trust, title insurance premiums for mortgage title insurance policies, other recording fees, and all other costs and expenses incurred by the Trust in connection with the closing and consummating the transaction. The Trust and the Sellers are each required to pay 50% of the costs of all surveys and real estate transfer taxes, although the Trust's obligation for transfer taxes is subject to a maximum obligation of approximately $0.9 million.

Under the Purchase and Sale Agreement, the closing of the transaction will occur no earlier than March 25, 2005. Each of the Trust and the Sellers has the right to extend the closing date until no later than April 29, 2005, by giving written notice to the other party on or before March 22, 2005. The agreement is subject to a number of closing conditions, all of which must be satisfied for the closing to occur.

The Purchase and Sale Agreement contains customary representations and warranties and customary indemnification provisions.

The Purchase and Sale Agreement provides the Trust with the right of specific performance. Alternatively, if the Sellers willfully default on their obligations under the Purchase and Sale Agreement, the Trust is entitled to a refund of its deposit and liquidated damages of up to $10 million. If the Trust breaches its obligation to close, the Sellers have the right to keep the initial deposit.

The Trust may assign its rights to purchase the properties to its subsidiaries and affiliates including, without limitation, certain joint venture programs. The Trust has received preliminary commitments from its existing joint venture partners to purchase six (6) of the properties, with an aggregate purchase price of $296.1 million, in its existing joint venture programs.

        Financing Arrangements

To finance the acquisition, the Trust received a loan commitment from JP Morgan Chase Bank, N.A., for $558.3 million of non-recourse first mortgage loans (the "Loans"), secured by individual first mortgages on each of the Properties and on five other properties which the Trust presently owns free and clear. $540.7 million of the Loans will bear interest at a weighted average fixed rate of 5.20% and the balance will bear interest at a floating rate. The Loans will mature in six to ten years with a weighted average maturity of approximately eight years, three months. The Loans are subject to final documentation and standard closing conditions.

The balance of the purchase price is expected to be funded from equity commitments from existing joint venture partners ($73.6 million) and cash balances ($154.1 million).

        Properties

-----------------------------------------------------------------------------------------------------------------
                                                                                                         Year
                                                                Est. 1st Yr.   Lease       Square     Constructed/
Property Location              Tenants or Guarantors            NOI ($000)     Exps.       Footage     Renovated
-----------------------------------------------------------------------------------------------------------------
Office
------
275 South Valencia Ave.        Bank of America                  $    7,574      06/12        637,503      1983
Los Angeles, CA(1)

6303 Barfield Road &           Internet Security Systems, Inc.       5,398      05/13        289,000      2001
859 Mount Vernon Hwy.                                                                                     2003
Atlanta, GA(2)

8900 Freeport Pkwy.            Nissan North America, Inc.            4,427      03/13        268,445      2002
Dallas, TX(1)

601 & 701 Experian Pkwy.       TRW Inc./Experian                     3,579      10/10        292,700      1981
Dallas, TX                     Information Solutions, Inc.                                                1983

110, 120, & 130 E. Shore Dr.   Capital One Services, Inc.            2,800      03/10         68,500      2000
Richmond, VA(1), (3)                                                            05/06         77,045      1998
                                                                                02/10         79,675      2000

2050 Roanoke Road              Chrysler Financial Company            2,390      12/11        130,290      2001
Ft. Worth, TX(1)               LLC

27404 Drake Road               Dana Corporation                      2,331      10/21        112,480      1999
Farmington Hills, MI

1311 Broadfield Blvd.          Transocean, Inc.                      2,233      03/11        103,260      2000
Houston, TX                    Newpark Resources, Inc.                          08/09         52,731

810-820 Gears Road             IKON Office Solutions, Inc.           2,211      01/13        157,790      2000
Houston, TX

200 Lucent Lane                Lucent Technologies, Inc.             1,996      09/11        120,000      1999
Raleigh, NC(1)


-----------------------------------------------------------------------------------------------------------------
                                                                                                         Year
                                                                Est. 1st Yr.   Lease       Square     Constructed/
Property Location              Tenants or Guarantors            NOI ($000)     Exps.       Footage     Renovated
-----------------------------------------------------------------------------------------------------------------
8555 South River Pkwy.         ASM Lithography Holding NV            1,939      06/13         95,133      1998
Tempe, AZ

10475 Crosspoint Blvd.         John Wiley & Sons, Inc.               1,825      10/09        123,674      1999
Fishers, IN                    Robert Half International                        04/05          2,960
                               United Student Aid Fund                          07/05         14,413

3201 Quail Springs Pkwy.       AT&T Wireless Services, Inc.          1,656      08/10        103,500      1999
Oklahoma City, OK              Jordan Associates, Inc.                          12/08         25,000

16676 Northcase Dr.            Kerr-McGee Corporation                1,545      07/14        101,111      2003
Houston, TX

6200 Northwest Pkwy.           PacifiCare Health Systems,            1,528      11/10        142,500      2000
San Antonio, TX                Inc.

2550 Interstate Dr.            AT&T Wireless Services, Inc.          1,412      11/08         81,859      1998
Harrisburg, PA


15501 North Dial Blvd.         The Dial Corporation                  1,388      08/08        129,689      1998
Phoenix, AZ

2310 Village Square Pkwy.      AmeriCredit Corporation               1,330      06/11         85,000      2001
Jacksonville, FL

4848 129th East Ave.           Metris Companies, Inc.                1,307      01/10        101,100      2000
Tulsa, OK

4000 Johns Creek Pkwy.         Kraft Foods North America,            1,214      01/12         73,264      2001
Atlanta, GA                    Inc.
                               PerkinElmer Instruments LLC                      11/16         13,955

2800 Waterford Lake Dr.        Alstom Power, Inc.                    1,175      10/14         99,057      2000
Richmond, VA

3940 South Teller St.          Travelers Express Company,            1,091      03/12         68,165      2002
Lakewood, CO                   Inc.

5757 Decatur Blvd.             Allstate Insurance Company            1,075      08/12         84,200      2002
Indianapolis, IN               Holladay Property Services                       09/06          5,756
                               Midwest Inc.

12600 Gateway Blvd.            Gartner, Inc.                           981      01/13         62,400      1997
Ft. Meyers, FL

                               -----------------------------------------------------------------------
                               Subtotal - Office                $   54,405                 3,802,155
                               -----------------------------------------------------------------------

Industrial
----------

3820 Micro Drive               Ingram Micro Inc.                $    2,035      09/11        701,819      1997
Memphis, TN

Office/R & D
------------

6938 Elm Valley Dr.            Dana Corporation                      1,843      10/21        150,945      1999
Kalamazoo, MI


-----------------------------------------------------------------------------------------------------------------
                                                                                                         Year
                                                                Est. 1st Yr.   Lease       Square     Constructed/
Property Location              Tenants or Guarantors            NOI ($000)     Exps.       Footage     Renovated
-----------------------------------------------------------------------------------------------------------------
Warehouse/Office
----------------

3600 Army Post Rd.             Electronic Data Systems               2,605      04/12        405,000      2002
Des Moines, IA(1)               Corp.

                               -----------------------------    ------------ ------------ ------------
                               Grand Total                      $   60,888                 5,059,919
                               -----------------------------    ------------ ------------ ------------


1 Received preliminary commitment from one of our joint venture partners to purchase in an existing joint venture program.
2 Three buildings - buildings one and two were constructed in 2001, and building three was constructed in 2003.
3   Three buildings.


Item 2.02.     Results of Operations and Financial Conditions.

Earnings Press Release
----------------------

On March 1, 2005, the Trust issued a press release announcing its financial results for the year ended December 31, 2004 (the "Earnings Press Release"). A copy of the Earnings Press Release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this "Item 2.02 Results of Operations and Financial Condition," including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Securities Act of 1933, as amended (the "Act"), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.     Regulation FD Disclosure.

Potential Acquisition Press Release
-----------------------------------

On February 28, 2005, the Trust issued a press release (the "Potential Acquisition Press Release") announcing the execution of the Purchase and Sale Agreement. A copy of the Potential Acquisition Press Release is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this "Item 7.01 Regulation FD Disclosure," including Exhibit 99.2, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Supplemental Information
------------------------

On March 1, 2005, the Trust made available supplemental information (the "Supplemental Reporting Package") concerning its operations and portfolio as of December 31, 2004. A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.3.

The information furnished pursuant to this "Item 7.01 Regulation FD Disclosure," including Exhibit 99.3, shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  99.1       Earnings Press Release issued March 1, 2005.

                  99.2 Potential Acquisition Press Release issued February 28, 2005.

                  99.3 Supplemental Reporting Package for the year ended December 31, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: March 3, 2005                         By:/s/ T. Wilson Eglin
                                               ---------------------------------
                                               T. Wilson Eglin
                                               Chief Executive Officer

                                  Exhibit Index
                                  -------------

       Exhibit Number                                     Description

            99.1             Press Release issued February 28, 2005.

            99.2             Potential Acquisition Press Release issued February
                             28, 2005.

            99.3 Supplemental Reporting Package for the year ended December 31, 2004.